                           ARTICLES OF INCORPORATION
                                       OF
                       INFORMATION MANAGEMENT GROUP, INC.

         The undersigned subscribers to these Articles of Incorporation, natural persons competent to contract, hereby subscribe to and form a corporation for profit under the laws of the State of Florida.

                                ARTICLE I - NAME

         The name of the corporation is INFORMATION MANAGEMENT GROUP, INC.

                        ARTICLE II - NATURE OF BUSINESS

         The corporation may engage in any activity or business permitted under the laws of the United States and of this State, to include the transaction of all lawful business for which corporations may be incorporated under Chapter 607, Florida Statutes.

                          ARTICLE III - CAPITAL STOCK

         The maximum number of shares of stock that this corporation is authorized to have outstanding at any time is seventy-five hundred (7,500) shares of common stock, each share having the par value of ONE DOLLAR ($1.00).

                              ARTICLE IV - ADDRESS

         The street address of the initial registered office of this corporation is 469 Sheridan Avenue, Satellite Beach, Florida

                                           (1)

32937. The initial registered agent is CHARLES E. KIERSTEAD, III, whose address is 1714 Castaways Street, Palm Bay, Florida 32905.

                         ARTICLE V - PRE-EMPTIVE RIGHTS

         Each of the incorporating stockholders, upon the sale for cash of new stock of the corporation, whether it be the originally authorized and unissued stock, or whether it be the sale of new shares of stock under an increased authorization of capital stock shall be entitled to purchase or subscribe to the newly issued stock in preference to nonholders and on equal terms with other holders of the original stock in the proportion that the number of the original shares held by him bear to the total outstanding number of original shares.

                                 VI - DIRECTORS

         The corporation shall have five directors initially, whose names and street addresses are as follows:

NAME:                                                    ADDRESS:
CRAIG R. YOUNG                                            469 Sheridan Avenue
                                                          Satellite Beach, Florida 32937
MARY L. YOUNG                                             469 Sheridan Avenue
                                                          Satellite Beach, Florida 32937
CHARLES E. KIERSTEAD, III                                 1714 Castaways Street
                                                          Palm Bay, Florida 32905
RICHARD P. McNEIGHT                                       565 West Gateway Court
                                                          Merritt Island, Florida 32952
ALAN J. WHITHEAR                                          1925 Weber Road
                                                          Palm Bay, Florida 32905

                           ARTICLE VII - SUBSCRIBERS

         The names and street addresses of the subscribers to these Articles of Incorporation are as follows:

                                           (2)

NAME:                                                     ADDRESS:
CRAIG R. YOUNG                                            469 Sheridan Avenue
                                                          Satellite Beach, Florida 32937
MARY L. YOUNG                                             469 Sheridan Avenue
                                                          Satellite Beach, Florida 32937
CHARLES E. KIERSTEAD, III                                 1714 Castaways Street
                                                          Palm Bay, Florida 32905
RICHARD P. McNEIGHT                                       565 West Gateway Court
                                                          Merritt Island, Florida 32952
ALAN J. WHITHEAR                                          1925 Weber Road
                                                          Palm Bay, Florida 32905

         IN WITNESS WHEREOF, we have hereunto set our hands and seal, acknowledged and filed the foregoing Articles of Incorporation under the laws of the State of Florida, this 22nd day of June, 1982.

                                                      Craig R. Young
                                           .....................................
                                                      CRAIG R. YOUNG

                                                      Mary L. Young
                                           .....................................
                                                      MARY L. YOUNG

                                                Charles E. Kierstead, III
                                           .....................................
                                                CHARLES E. KIERSTEAD, III

                                                   Richard P. McNeight
                                           .....................................
                                                   RICHARD P. McNEIGHT

                                                     Alan J. Whithear
                                           .....................................
                                                     ALAN J. WHITHEAR

STATE OF FLORIDA
COUNTY OF BREVARD

         BEFORE ME personally appeared CRAIG R. YOUNG, MARY L.

YOUNG, CHARLES E. KIERSTEAD, III, ALAN J. WHITHEAR and RICHARD P. McNEIGHT, to me known and known to me to be the individuals described in and who executed the foregoing Articles of Incorporation, and acknowledged before me that they executed the same for the purposes therein expressed.

     WITNESS my hand and seal in the County and State named above this 22nd day of June, 1982.

                                                       Linda Schmidt
                                           .....................................
                                          NOTARY PUBLIC
                                          STATE OF FLORIDA AT LARGE

MY COMMISSION EXPIRES:


(NOTARY PUBLIC SEAL)

                            CERTIFICATE OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                       INFORMATION MANAGEMENT GROUP, INC.

     I, CRAIG R. YOUNG, the President and Secretary of INFORMATION MANAGEMENT GROUP, INC., a Florida corporation, do hereby certify to the Secretary of State of the State of Florida that on the 20th day of March, 1984, a meeting of the Shareholders and Directors of said corporation was held pursuant to verbal call of the President at which time there were present all the Shareholders representing all of the issued and outstanding shares of the common stock of the Corporation, who waived notice of said meeting in writing and that by the unanimous vote of the said Shareholders and Directors, the following Resolution which has heretofore and on the 20th day of March, 1984, been duly and legally adopted by the Board of Directors of said corporation in meeting assembled:

          "RESOLVED that pursuant to the provisions of Florida Statutes, Ch. 607, particularly F. S. 607.177 and Article III of the Articles of Incorporation of the corporation, the Articles of Incorporation are hereby amended by altering Article III, so as to now read as follows:

                          ARTICLE III -- CAPITAL STOCK

          This corporation is authorized to issue Seventeen Thousand, Five Hundred (17,500) shares of One Dollar ($1.00) par value common stock."


     I DO HEREBY CERTIFY that said Resolution has not been altered, amended or rescinded and that it is in full force and effect on this 20th day of March, 1984.

                                              INFORMATION MANAGEMENT GROUP, INC.

                                              By: Craig R. Young
                                                  ------------------------------
                                                  CRAIG R. YOUNG, President

ATTEST:

Craig R. Young
- -----------------------------
Secretary              (SEAL)

STATE OF FLORIDA
COUNTY OF BREVARD

     BEFORE ME, this day, personally appeared CRAIG R. YOUNG, known to be and to me to be the President and Secretary of INFORMATION MANAGEMENT GROUP, INC., and who, as such officers, do acknowledge the execution of the foregoing certificate in his capacity and for the purposes therein expressed.

     WITNESS my hand and seal in the County and State last aforesaid on this 20th day of March, 1984.

                                              Mary Ann Cook
                                              ----------------------------------
                                              NOTARY PUBLIC
                                              State of Florida at Large

My Commission Expires:

NOTARY PUBLIC STATE OF FLORIDA
MY COMMISSION EXP. NOV 13, 1987
[Notary Public Seal]

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                       INFORMATION MANAGEMENT GROUP, INC.

     I, CRAIG R. YOUNG and RICHARD P. MCNEIGHT, President and Secretary respectively, of INFORMATION MANAGEMENT GROUP, INC., a Florida corporation, do hereby certify to the Secretary of State, State of Florida, that on the 15th day of April, 1987, that a majority of the Shareholders, pursuant to Written Consent, adopted the following resolutions, which have heretofore and on the 15th day of April, 1987, that a majority of the Shareholders, pursuant to Written Consent, adopted the following resolutions, which have heretofore and on the 15th day of April, 1987, been duly and legally adopted by the Board of Directors of this corporation in meeting assembled:

          RESOLVED, that pursuant to the provisions of Florida Statutes, Chapter 607, the Articles of Incorporation are hereby amended by altering Article III -- Capital Stock and Article V -- Preemptive Right so as to now read as follows:

                          ARTICLE III -- CAPITAL STOCK

          (i) The maximum number of shares of Class A Common Stock which this corporation is authorized to have outstanding at any time is 5,000,000 shares at a par value of $.01 per share.

          (ii) The maximum number of Class B Non-Voting Common Stock which this corporation is authorized to have outstanding at any time shall be 250,000 shares at a par value of $.01 per share.

          (iii) The holders of record of Class B Non-Voting Common Stock shall be entitled to convert, at the option of said record holder thirty (30) days after the effective date of any public offering of this corporation's Common Stock, upon surrender to the corporation of the certificates for the shares to be converted, into fully paid and non-assessable Class A Common Stock of the corporation at the rate of one (1) Class B Non-Voting Common Stock for each Class A Common Stocks. The corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock deliverable upon the conversion of all Class B Non-Voting Common Stocks from time to time outstanding.

                         ARTICLE V -- PREEMPTIVE RIGHTS

          By the elimination of Article V -- Preemptive Rights in its entirety.

     I DO HEREBY CERTIFY THAT said resolutions have not been altered, amended, or rescinded and that it is in full force and effect this 15 day of April, 1987.

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR
INFORMATION MANAGEMENT GROUP, INC. continued:

STATE OF FLORIDA    )
COUNTY OF BREVARD   )

     BEFORE me personally appeared CRAIG R. YOUNG to me well known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he executed this instrument for the purposes therein expressed.

     WITNESS my hand and official seal this 15th day of April, 1987.

My Commission Expires:                        By:     [SIGNATURE]
                                                  ------------------------------
                                                  Notary Public
[Notary Public Seal]

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                       INFORMATION MANAGEMENT GROUP, INC.

         I, CRAIG R. YOUNG and RICHARD P. MCNEIGHT, President and Secretary respectively, of INFORMATION MANAGEMENT GROUP, INC., a Florida corporation, do hereby certify to the Secretary of State, State of Florida, that on the ___ day of April, 1987, that a majority of the Shareholders, pursuant to Written Consent, adopted the following resolutions, which have heretofore and on the __ day of April, 1987, been duly and legally adopted by the Board of Directors of this corporation in meeting assembled:

                               RESOLVED, that pursuant to the provisions of
                   Florida Statutes, Chapter 607, the Articles of Incorporation are hereby amended by altering Article I-NAME- so as to to now read as follows:

                                              ARTICLE I - NAME
                                              -----------------

                               The name of this corporation is PARAVANT COMPUTER
                   SYSTEMS, INC.

         I DO HEREBY CERTIFY THAT said resolutions have not been altered, amended, or rescinded and that it is in full force and effect this __ day of April, 1987.

Attest:                                                    By:        [Signature]
             [Signature]                                   ................................................
 ....................................................      President
  Secretary                                 (Seal)

STATE OF FLORIDA   )
COUNTY OF BREVARD  )

         BEFORE me personally appeared CRAIG R. YOUNG to me well known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he executed this instrument for the purposes therein expressed.

         WITNESS my hand and official seal this __ day of April, 1987.

My Commission Expires:                           By:          [Signature]
                                                    ...........................
                                                            Notary Public

                  CERTIFICATE OF AMENDMENT TO THE ARTICLES OF
               INCORPORATION FOR PARAVANT COMPUTER SYSTEMS, INC.

         WE, the undersigned being the President and Secretary, of PARAVANT COMPUTER SYSTEMS, INC., a Florida corporation, do hereby certify to the Secretary of State, State of Florida, that on the 15th day of December, 1989, pursuant to written notice executed by all voting common stockholders, the following resolutions, which have heretofore and on the 15th day of December, 1989, been duly and legally adopted by the Board of Directors of this corporation by written consent:

                               RESOLVED, that pursuant to the provisions of
                   Florida Statutes, Chapter 607, particularly Florida Statute 607.177, the Articles of Incorporation are hereby amended by altering Article III-CAPITAL STOCK, to read as follows:

                                            ARTICLE III - CAPITAL STOCK
                                            ----------------------------

         (i) The number of shares of Class A Common Stock which this Corporation is authorized to have outstanding at any time is 10,000,000 shares at a par value of $.01 per share.

         (ii) The maximum number of Class B Non-Voting Common Stock which this Corporation is authorized to have outstanding at any time shall be 250,000 shares at a par value of $.01 per share.

                               FURTHER RESOLVED, that pursuant to the provisions
                   of Florida Statutes, Chapter 607, particularly Florida Statute 607.177, the Articles of Incorporation are hereby amended by the addition of Article VIII, PRE-EMPTIVE RIGHTS, to read as follows:

                                     ARTICLE VIII - PRE-EMPTIVE RIGHTS

                   Every shareholder, upon the sale for cash fo any new or treasury stock of this corporation of the same kind, class or series as that which he already holds, shall have the right to purchase his pro rata share thereof (as nearly as may be done without issuance of fractional shares) at the price at which it is offered to others.

                   Notwithstanding any provision of law or these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least seventy-five (75%) percent of the then issued and outstanding capital stock of the Corporation, voting and non-voting, shall be required to repeal, amend, etc. this Article VIII.

         WE DO HEREBY CERTIFY that said resolutions have not been altered amended, or rescinded and that it is full force and effect this 15th day of December, 1989.

                                          PARAVANT COMPUTER SYSTEMS, INC.

                                          By:            [Signature]
                                             ...................................
                                                          President

Attest:

Richard P. McNeight
 .....................................
Secretary                       (Seal)

STATE OF FLORIDA
COUNTY OF BREVARD

         BEFORE ME personally appeared CRAIG R. YOUNG to me well known and known to me to be the individual described in and who executed the foregoing instrument as President of the above named corporation, and severally acknowledged to and before me that he executed such foregoing instrument and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal this 15 day of December, 1989.

         My Commission Expires:                      Susan C. Williams
                                             ...................................
              [SEAL]                                   Notary Public

                        CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                        PARAVANT COMPUTER SYSTEMS, INC.


     We, KRISHAN K. JOSHI and RICHARD P. MCNEIGHT, President and Secretary, respectively, of PARAVANT COMPUTER SYSTEMS, INC., a Florida corporation, pursuant to Florida Statue 607.187, do hereby certify to the Secretary of State, State of Florida, that on the 29th day of June, 1990, a majority of Shareholders of all classes of outstanding stock of the Corporation, by Action by Written Consent, such majority being sufficient to approve an amendment to the Articles of Incorporation of the corporation, adopted the following resolution, which has heretofore and on the 15th day of June 1990, been duly and legally adopted by the Board of Directors of this Corporation:

          RESOLVED, pursuant to the provisions of Florida Statute Chapter 607, particularly Florida Statute 607.177, the Articles of Incorporation of the Corporation are hereby amended by altering Article III -- Capital Stock, to read as follows:


                          ARTICLE III -- CAPITAL STOCK


          (i) The number of shares of Class A Common Stock which this Corporation is authorized to have outstanding at any time is 10,000,000 shares at a par value of $.01 per share.

          (ii) All Class B Non-Voting Common Stock shall be exchanged for Class A Common Stock on a one-share-for-one-share basis, with all rights and obligations appurtenant to the Class A Common Stock vesting in the Class B shareholders upon exchange. Such exchange shall be effected by the Shareholder delivering all certificates evidencing all shares owned, properly endorsed, to the Secretary of the Corporation at his office. Replacement certificates shall then be issued and delivered to the exchanging shareholder within 10 days by U.S. Mail.

          (iii) All Class B Non-Voting Common Stock shall be cancelled upon exchange for Class A Common Stock.

          (iv) Upon exchange of all Class B Non-Voting Common Stock the only authorized stock of the Corporation will be Common Stock at a par Value of $.01 per share, all reference to 'Class' having been deleted.


     We further certify that the exchange of stock set forth in the Amended Articles of Incorporation shall be effected by delivery of the appropriate

The surrendered certificates will be cancelled and a new certificate issued and delivered to the owner thereof within 10 days by U.S. Mail.

     We further certify that the above resolution has not been altered, amended, or rescinded and that it is in full force and effect this 29th day of June, 1990.



                                       By        KRISHAN K. JOSHI
                                         --------------------------------
                                             Krishan K. Joshi, President



ATTEST:


By:        RICHARD MCNEIGHT
    --------------------------------
       Richard McNeight, Secretary




STATE OF OHIO
COUNTY OF MONTGOMERY



     Before me personally appeared KRISHAN K. JOSHI to me well known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he executed this instrument for the purpose therein expressed.

     WITNESS my hand and official seal this 29th day of June, 1990.



                                         By:   Thomas M. Poulton
                                            ----------------------------------
                                             Notary Public




                               [SEAL]

                                     THOMAS M. POUTON, Attorney at Law
                                     Notary Public, State of Ohio
                                     My commission has no expiration date
                                     Section 147.03 O. R. C.

                                       FILED
                                  96 MAY 31 PM 3:06
                                  SECRETARY OF STATE
                                  TALLAHASSEE, FLORIDA


                             ARTICLES OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                        PARAVANT COMPUTER SYSTEMS, INC.

                     Under Section 607.1006 of the Florida
                            General Corporation Act



     The undersigned, being the President and Secretary of PARAVANT COMPUTER SYSTEMS, INC., a Florida corporation, for the purpose of amending the Articles of Incorporation, do hereby certify:


     FIRST: That the name of the Corporation is

                         PARAVANT COMPUTER SYSTEMS, INC.



     SECOND: That Article III (i) of the Corporation's Articles of Incorporation, which Article states that the par value per share of Common Stock is $.01, has been amended so as to read, in full, as follows: 'The number of shares of Common Stock which this Corporation is authorized to have issued at any time is 10,000,000 shares at a par value of $.045 per share.'



     THIRD: That Article III (ii) of the Corporation's Articles of Incorporation has been added and reads, in full, as follows:


     'The number of shares of Preferred Stock that this Corporation is authorized to have issued at any time is 2,000,000 share at par value of $.01 per share. The Board of Directors of the Corporation is expressly authorized to set by its own resolutions, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and liquidation pertaining to such Preferred Stock.'


     FOURTH: That Article VIII of the Corporation's Articles of Incorporation which Article provides for shareholders' preemptive rights and the affirmative vote of shareholders required to repeal or amend such rights has been amended to eliminate all shareholders' preemptive rights and related matters.


     FIFTH: That the foregoing amendments were duly adopted at the Annual Meeting of Shareholders of the Corporation, duly called and held on the 2nd day of March, 1995, by the affirmative vote of the holders of 96% of the shares entitled to vote thereon and at the annual meeting of its Board of Directors, duly called and held on even date therewith, by unanimous vote of the directors thereof.



     IN WITNESS HEREOF, we have hereunto set our hands this 31st day of March, 1995.




                                        RICHARD P. MCNEIGHT
                                        ------------------------------------
                                        Richard P. McNeight, President


                                        WILLIAM R. CRAVEN,
                                        ------------------------------------
                                        William R. Craven, Secretary

STATE OF FLORIDA)
                        SS.:
COUNTY OF BREVARD)

     Before me, the undersigned authority, personally appeared Richard P. McNeight and William R. Craven, to me known to be the President and Secretary, respectively, of Paravant Computer Services, Inc., a Florida Corporation, and one of the officers who executed the foregoing Articles of Amendment on behalf of such Corporation for the purposes expressed therein.


     WITNESS my hand and official seal of this 31st day of March, 1995.





   [SEAL]                                    NIKKI S. SCULLY
                                          ------------------------
                                           (Notary Public)

                             ARTICLES OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                        PARAVANT COMPUTER SYSTEMS, INC.

                     Under Section 607.1006 of the Florida
                            General Corporation Act


     The undersigned, being the President and Secretary of PARAVANT COMPUTER SYSTEMS, INC., a Florida corporation, for the purpose of amending the Articles of Incorporation, do hereby certify:

     FIRST, That the name of the Corporation is

                        PARAVANT COMPUTER SYSTEMS, INC.

     SECOND: That Article III (i) of the Corporation's Articles of Incorporation, as amended, which Article states that the number of shares of Common Stock which the Corporation is authorized to have issued is 10,000,000 shares, par value $.045 per share, has been amended so as to read, in full, as follows:

     "The number of shares of Common Stock which this Corporation is authorized to have issued at any time is 30,000,000 shares at a par value of $.045 per share."

     THIRD: That the foregoing amendment was duly adopted at a meeting of the Board of Directors of the Corporation, duly called and held on March 14, 1996, by majority vote of the directors thereof, and thereafter by written consent, dated as of May 28, 1996, of shareholders representing a majority of the Corporation

     IN WITNESS HEREOF, we have hereunto set our hands this 28 day of May, 1996.

                                              Richard P. McNeight
                                              ----------------------------------
                                              Richard P. McNeight, President


                                              William R. Craven
                                              ----------------------------------
                                              William R. Craven, Secretary

STATE OF FLORIDA   )
                   : ss.:
COUNTY OF BREVARD  )

     Before me, the undersigned authority, personally appeared Richard P. McNeight and William R. Craven, to me known to be the President and Secretary, respectively, of Paravant Computer Systems, Inc., a Florida corporation, and the officers who executed the foregoing Articles of Amendment on behalf of such Corporation for the purposes expressed therein.

     WITNESS my hand and offical seal of this 28 day of May, 1996.


                                              Cynthia E. Habercom
                                              ----------------------------------
                                              (Notary Public)


         CYNTHIA E. HABERCOM
         My Comm Exp. 11/20/99
[SEAL]   Bonded By Service Ins
         No. CC510825

         [X] Personally Known  [ ] Other I.D.

                                       FILED
                                  96 JUL 25 PM 3:57
                                  SECRETARY OF STATE
                                  TALLAHASSEE, FLORIDA

                             ARTICLES OF AMENDMENT

                                     OF THE

                           ARTICLES OF INCORPORATION

                                       OF

                        PARAVANT COMPUTER SYSTEMS, INC.

                         Under Section 607.10025 of the
                        Florida Business Corporation Act


     The undersigned, being the President and Secretary of PARAVANT COMPUTER SYSTEMS, INC., a Florida Corporation (the "Corporation"), for the purpose of amending the Articles of Incorporation, as amended, of the Corporation, do hereby certify:

     FIRST: That the name of the Corporation is

                        PARAVANT COMPUTER SYSTEMS, INC.

     SECOND: That a division of the Corporation's common stock was approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the Board of Directors on July 23, 1996.

     THIRD: That Article III (i) of the Corporation's Articles of Incorporation, as amended, which Article states that the number of shares of common stock which the Corporation is authorized to have issued is 30,000,000 shares, par value $.045 per share, shall be amended so as to read, in full, as follows:

     "The number of shares of Common Stock which this Corporation is authorized to have issued at any time is 30,000,000 shares at a par value of $.015 per share."

     FOURTH: That, pursuant to the aforementioned division of common stock, each issued and outstanding share of common stock, par value $.045 per share, of the Corporation (the "Old Common Stock") shall be converted into three shares of common stock, par value $.015 per share, of the Corporation (the "New Common Stock").

     FIFTH: That the foregoing amendment to the Articles of Incorporation of the Corporation does not adversely affect the rights or preferences of the holders of the outstanding shares of any class or series and does not result in the percentage of authorized shares of New Common Stock that remain unissued after the division exceeding the percentage of authorized shares of Old Common Stock that were unissued before the division.

     SIXTH: The division of each issued and outstanding share of Old Common Stock into three shares of New Common Stock shall become effective on July 25, 1996.

     IN WITNESS HEREOF, we have hereunto set our hands this 23rd day of July, 1996.


                                              Richard P. McNeight
                                              ----------------------------------
                                              Richard P. McNeight, President



                                              William R. Craven
                                              ----------------------------------
                                              William R. Craven, Secretary

STATE OF FLORIDA   )
                   : ss.:
COUNTY OF BREVARD  )

     Before me, the undersigned authority, personally appeared Richard P. McNeight and William R. Craven, to me known to be the President and Secretary, respectively, of Paravant Computer Systems, Inc., a Florida corporation, and the officers who executed the foregoing Articles of Amendment on behalf of such Corporation for the purposes expressed therein.

     WITNESS my hand and official seal of this 23 day of May, 1996.


                                              Cynthia E. Habercom
                                              ----------------------------------
                                              (Notary Public)


         CYNTHIA E. HABERCOM
         My Comm Exp. 11/20/99
[SEAL]   Bonded By Service Ins
         No. CC510825

         [X] Personally Known  [ ] Other I.D.